UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018 (November 29, 2018)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
    On November 29, 2018, Melvin C. Payne, the Chairman of the Board and Chief Executive Officer of Carriage Services, Inc. (the “Company”), Viki K. Blinderman, the Senior Vice President, Principal Financial Officer, Chief Accounting Officer and Secretary of the Company, Carl B. Brink, the Senior Vice President, Chief Financial Officer and Treasurer of the Company, Paul D. Elliott, a Senior Vice President and Regional Partner of the Company, and Shawn R. Phillips, the Senior Vice President and Head of Strategic and Corporate Development of the Company, each agreed to the cancellation of three separate Performance Award Agreements previously awarded by the Company to each of the above named individuals in 2016, 2017 and 2018 (collectively the “Agreements”). Prior to such cancellation, each of the Agreements provided for contingent compensation, which was payable to such individuals in shares of the Company’s common stock, based on the performance of the Company over a five-year period from the date of grant.
The table below sets forth the number of Performance Awards previously granted to each of the above named individuals pursuant to the Agreements in 2016, 2017 and 2018, and the number of Performance Awards cancelled on November 29, 2018.

2016:

Named Executive Officer	Performance Awards Granted	Performance Awards Cancelled
Melvin C. Payne	17,900	17,900
Viki K. Blinderman	3,800	3,800
Carl C. Brink	3,100	3,100
Paul D. Elliott	5,400	5,400
Shawn R. Phillips	5,200	5,200

2017:

Named Executive Officer	Performance Awards Granted	Performance Awards Cancelled
Melvin C. Payne	26,380	26,380
Viki K. Blinderman	7,920	7,920
Carl C. Brink	7,920	7,920
Paul D. Elliott	8,770	8,770
Shawn R. Phillips	8,770	8,770

2018:

Named Executive Officer	Performance Awards Granted	Performance Awards Cancelled
Melvin C. Payne	26,600	26,600
Viki K. Blinderman	7,980	7,980
Carl C. Brink	7,980	7,980
Paul D. Elliott	8,840	8,840
Shawn R. Phillips	8,840	8,840

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: December 3, 2018	By:	/s/ Viki K. Blinderman
Viki K. Blinderman
Senior Vice President, Principal Financial Officer and Secretary